LOSS PER SHARE	12 Months Ended
Dec. 31, 2016
LOSS PER SHARE
LOSS PER SHARE

13.LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per ordinary share for the following years:

	2014	2015	2016

Numerator:
Net loss attributable to ordinary shareholders of LightInTheBox Holding Co., Ltd.	$(29,987)	$(39,407)	$(8,723)

Denominator:

Weighted average number of shares used in calculating net loss per ordinary share —basic and diluted	99,001,560	94,970,054	127,180,801

Net loss per ordinary share-basic and diluted	$(0.30)	$(0.41)	$(0.07)

As a result of the Group’s net loss for each of the three years ended December 31, 2016, 2,506,300, 1,374,050 and 965,850 options outstanding and 2,583,337, 3,315,264 and 1,906,167 nonvested shares outstanding as of December 31, 2014, 2015 and 2016 respectively, were excluded from the computation of diluted net loss per share as their inclusion would have been anti-dilutive.